Exhibit 99.1

MEDIA CONTACT:	INVESTOR CONTACT:
Johnnie Konstantas	Cynthia Hiponia
+1 (408) 831-4440	+1 (408) 831-4100
Johnnie.Konstantas@gigamon.com	IR@gigamon.com

Gigamon Reports Fourth Quarter and Fiscal Year 2015 Financial Results
Record annual revenue delivers 41% year-over-year growth
Strong results driven by increasing demand for security solutions
Santa Clara, Calif., January 28, 2016 - Gigamon Inc. (NYSE:GIMO), the leader in traffic visibility solutions, today released financial results for the fourth quarter and fiscal year ended December 26, 2015.
Fourth Quarter 2015 Financial Highlights:

•	Revenue of $67.0 million, up 31% year-over-year.

•	GAAP gross margin was 82%, compared to 77% in the fourth quarter of fiscal 2014.

•	Non-GAAP gross margin was 83%, compared to 77% in the fourth quarter of fiscal 2014.

•	GAAP net income was $2.6 million, or $0.07 per diluted share, compared to GAAP net income of $2.9 million, or $0.09 per diluted share, in the fourth quarter of fiscal 2014.

•	Non-GAAP net income was $10.6 million, or $0.29 per diluted share, compared to non-GAAP net income of $6.1 million, or $0.18 per diluted share, in the fourth quarter of fiscal 2014.
Fiscal Year 2015 Financial Highlights:

•	Revenue of $222.0 million, up 41% from fiscal 2014.

•	GAAP gross margin was 79%, compared to 76% in fiscal 2014.

•	Non-GAAP gross margin was 80%, compared to 77% in fiscal 2014.

•	GAAP net income was $6.2 million, or $0.17 per diluted share, compared to GAAP net loss of $40.8 million, or $1.27 per diluted share, in fiscal 2014.

•	Non-GAAP net income was $29.0 million, or $0.80 per diluted share, compared to non-GAAP net income of $4.0 million, or $0.12 per diluted share, in fiscal 2014.

•	Increased cash and investments to $210 million, up $61 million from fiscal 2014.
“2015 was a very strong year for Gigamon. We delivered over 40% year over year revenue growth, we increased our gross margins to over 80% and significantly increased our cash reserve to over $200 million,” said Paul Hooper, Chief Executive Officer of Gigamon. “Our momentum in the security market continues to increase, with Q4 seeing almost 50% of our total business directly related to Security deployments. We enter 2016 with increased leadership in our market and continue to execute with conviction and predictability.”
Recent Business Highlights:

•	Expanded functionality of the GigaVUE-OS security capabilities by providing context-aware metadata information in the NetFlow/IPFIX format.

•	Selected by Telefonica Argentina, a subsidiary of the Telefonica Group, to help optimize its subscriber service offerings utilizing selected Gigamon's subscriber visibility solutions.

•
Expanded portfolio of virtualized solutions with the announcement of support for VMware NSX and OpenStack/KVM-powered clouds, which provide tenants and administrators extended traffic visibility into private and service provider cloud environments.

•	Added multiple security vendors to our Ecosystem Partner Program to combat cybersecurity threats.

•	Ranked as a Fastest Growing Company in North America Based on Deloitte's 2015 Technology Fast 500™ for the third year in a row.

•	Appointed Chris Deardurff as Vice President, North America Sales and Barbara Spicek as Vice President, Channel Sales.
Conference Call Information:
Gigamon will host a conference call and live webcast for analysts and investors at 5:00 p.m. Eastern time on January 28, 2016. The news release with the financial results will be accessible from the company’s website prior to the conference call. Parties in the United States and Canada can access the call by dialing +1 (888) 395-3227, using conference code 684468. International parties can access the call by dialing +1 (719) 457-2645, using conference code 684468.
The webcast will be accessible on Gigamon’s investor relations website at http://investor.gigamon.com for a period of one year. A telephonic replay of the conference call will be available through Thursday, February 4, 2016. To access the replay, parties in the United States and Canada should call +1 (888) 203-1112 and enter conference code 684468. International parties should call +1 (719) 457-0820 and enter conference code 684468.
Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures that exclude stock-based compensation and related payroll taxes, income tax effect of stock-based compensation expense, and a valuation allowance against deferred tax assets. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies. Gigamon considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events or factors that do not directly affect what we consider to be our core operating performance, and are used by the company’s management for that purpose. In addition, investors often use similar measures to evaluate the operating performance of a company. Non-GAAP financial measures are presented for supplemental informational purposes only for understanding the company’s operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from non-GAAP financial measures presented by other companies. Please see the reconciliation of non-GAAP financial measures to the most directly comparable GAAP measure attached to this release.
Legal Notice Regarding Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements in this press release include, but are not limited to, our expectations regarding the evolution of our marketplace, the goals for our Unified Visibility Fabric™ and our Security Delivery Platform and our momentum heading into 2016. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include our ability to continue to deliver and improve our products and successfully develop new products; customer acceptance and purchase of our existing products and new products; our ability to retain existing customers and generate new customers; the market for network traffic visibility solutions not continuing to develop; competition from other products and services; and general market, political, economic and business conditions.  The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the period ended December 27, 2014 and our most recently available Quarterly Report on Form 10-Q. The forward-looking statements in this press release are based on information available to Gigamon as of the date hereof, and Gigamon disclaims any obligation to update any forward-looking statements, except as required by law.
Gigamon
Gigamon (NYSE: GIMO) provides active visibility into physical and virtual network traffic, enabling stronger security and superior performance. Gigamon’s Visibility FabricTM and GigaSECURE®, the industry’s first Security Delivery Platform, deliver advanced intelligence so that security, network and application performance management solutions in enterprise, government and service provider networks operate more efficiently and effectively. See more at www.gigamon.com, the Gigamon Blog, or follow Gigamon on Twitter, LinkedIn or Facebook.

Gigamon Inc.
Consolidated Statements of Operations
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended		Fiscal Year Ended
	December 26, 2015	December 27, 2014	December 26, 2015	December 27, 2014
Revenue:
Product	$47,051	$36,790	$152,734	$105,594
Service	19,973	14,461	69,241	51,536
Total revenue	67,024	51,251	221,975	157,130
Cost of revenue:
Product	10,262	10,319	38,878	31,001
Service	1,669	1,722	6,917	6,447
Total cost of revenue	11,931	12,041	45,795	37,448
Gross profit	55,093	39,210	176,180	119,682
Operating expenses:
Research and development	13,171	10,922	49,571	42,806
Sales and marketing	26,150	20,387	87,541	76,063
General and administrative	7,788	5,015	27,459	20,683
Total operating expenses	47,109	36,324	164,571	139,552
Income (loss) from operations	7,984	2,886	11,609	(19,870)
Other income (expense):
Interest income	116	92	446	308
Other expense, net	(119)	(31)	(191)	(94)
Income (loss) before income tax provision	7,981	2,947	11,864	(19,656)
Income tax provision	(5,418)	(41)	(5,678)	(21,134)
Net income (loss)	2,563	2,906	6,186	(40,790)
Net income (loss) per share:
Basic	$0.07	$0.09	$0.18	$(1.27)
Diluted	$0.07	$0.09	$0.17	$(1.27)
Weighted average shares used in computing net income (loss) per share:
Basic	34,252	32,746	33,618	32,200
Diluted	36,229	33,606	35,866	32,200

Gigamon Inc.
Consolidated Balance Sheets
(In thousands)
(unaudited)

	December 26, 2015	December 27, 2014
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$120,212	$38,941
Short-term investments	90,001	110,465
Accounts receivable, net	47,947	28,686
Inventories, net	3,813	6,551
Deferred tax assets	—	150
Prepaid expenses and other current assets	7,621	5,316
Total current assets	269,594	190,109
Property and equipment, net	9,416	7,387
Deferred tax assets, non-current	135	64
Other assets, non-current	766	426
TOTAL ASSETS	$279,911	$197,986
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable	$3,724	$2,391
Accrued liabilities	37,334	22,838
Deferred revenue	62,248	42,183
Total current liabilities	103,306	67,412
Deferred revenue, non-current	19,883	13,322
Deferred and other tax liabilities, non-current	279	150
Other liabilities, non-current	1,087	1,667
TOTAL LIABILITIES	124,555	82,551
STOCKHOLDERS' EQUITY
Common stock	3	3
Treasury stock	(12,469)	(12,469)
Additional paid-in-capital	211,402	177,714
Accumulated other comprehensive loss	(47)	(94)
Accumulated deficit	(43,533)	(49,719)
TOTAL STOCKHOLDERS' EQUITY	155,356	115,435
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$279,911	$197,986

Gigamon Inc.
Consolidated Statements of Cash Flows
(In thousands)
(unaudited)

	Three Months Ended		Fiscal Year Ended
	December 26, 2015	December 27, 2014	December 26, 2015	December 27, 2014
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$2,563	$2,906	$6,186	$(40,790)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	1,135	1,568	5,577	5,278
Stock-based compensation expense	5,988	6,023	29,768	24,658
Deferred and other income taxes	210	(52)	208	20,825
Excess tax benefit from employee stock-based compensation	(4,706)	—	(4,706)	—
Inventory write-down	292	824	1,859	3,760
Gain on disposal of fixed assets	(29)	—	(17)	—
Provision for doubtful accounts	309	—	309	—
Changes in operating assets and liabilities:
Accounts receivable	(6,518)	(9,117)	(19,570)	(4,158)
Inventories	6	(633)	950	(8,229)
Prepaid expenses and other current assets	(844)	1,234	(2,988)	(950)
Accounts payable	413	(526)	1,265	963
Accrued liabilities and other liabilities	12,450	7,620	17,966	1,709
Deferred revenue	12,892	6,117	26,626	8,029
Net cash provided by operating activities	24,161	15,964	63,433	11,095
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of short-term investments	(21,557)	(15,607)	(61,725)	(87,698)
Proceeds from sales of short-term investments	—	1,010	2,006	3,010
Proceeds from maturities of short-term investments	21,003	11,100	79,821	32,607
Purchase of property and equipment	(2,304)	(514)	(6,289)	(7,614)
Net cash (used in) provided by investing activities	(2,858)	(4,011)	13,813	(59,695)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from employee stock purchase plan	—	—	5,099	5,878
Proceeds from exercise of stock option	878	449	4,403	5,364
Costs paid for initial public offering, net	—	—	—	(8)
Shares repurchased for tax withholdings on vesting of restricted stock units	(3,219)	(514)	(10,183)	(3,125)
Excess tax benefits from employee stock-based compensation	4,706	—	4,706	—
Distribution of income to Gigamon LLC members	—	—	—	(476)
Net cash provided by (used in) financing activities	2,365	(65)	4,025	7,633
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	23,668	11,888	81,271	(40,967)
CASH AND CASH EQUIVALENTS — Beginning of period	96,544	27,053	38,941	79,908
CASH AND CASH EQUIVALENTS — End of period	$120,212	$38,941	$120,212	$38,941
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Income taxes paid during the period	$390	$243	$738	$484

Gigamon Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except percentages)
(unaudited)

	Three Months Ended		Fiscal Year Ended
	December 26, 2015	December 27, 2014	December 26, 2015	December 27, 2014
Total Revenue	67,024	51,251	221,975	157,130
Reconciliation of GAAP Gross Profit and GAAP Gross Margin to Non-GAAP Gross Profit and Non-GAAP Gross Margin:
GAAP gross profit	55,093	39,210	176,180	119,682
Stock-based compensation expense	342	317	1,872	1,679
Stock-based compensation related payroll taxes	8	3	68	64
Non-GAAP gross profit	$55,443	$39,530	$178,120	$121,425
GAAP gross margin	82%	77%	79%	76%
Non-GAAP gross margin	83%	77%	80%	77%
Reconciliation of GAAP Operating Income (loss) and GAAP Operating Margin to Non-GAAP Operating Income and Non-GAAP Operating Margin:
GAAP operating income (loss)	7,984	2,886	11,609	(19,870)
Stock-based compensation expense	5,988	6,024	29,768	24,658
Stock-based compensation related payroll taxes	151	23	942	821
Non-GAAP operating income	$14,123	$8,933	$42,319	$5,609
Reconciliation of GAAP Net Income (loss) Attributable To Common Stockholders to Non-GAAP Net Income:
GAAP net income (loss) attributable to common stock holders	$2,563	$2,906	$6,186	$(40,790)
Stock-based compensation expense	5,988	6,024	29,768	24,658
Stock-based compensation related payroll taxes	151	23	942	821
Income tax effect of Non-GAAP adjustments	1,868	(2,811)	(7,913)	19,271
Non-GAAP net income	$10,570	$6,142	$28,983	$3,960

Gigamon Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures (continued)
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended		Fiscal Year Ended
	December 26, 2015	December 27, 2014	December 26, 2015	December 27, 2014
Reconciliation of GAAP Diluted Net Income (Loss) per Share to Non-GAAP Diluted Net Income per Share:
GAAP diluted net income (loss) per share	$0.07	$0.09	$0.17	$(1.27)
Stock-based compensation expense	0.17	0.17	0.83	0.79
Stock-based compensation related payroll taxes	—	—	0.03	—
Income tax effect of non-GAAP adjustments	0.05	(0.08)	(0.22)	0.60
Impact of difference in number of GAAP and non-GAAP diluted shares	—	—	(0.01)	—
Non-GAAP diluted net income per share	$0.29	$0.18	$0.80	$0.12
Reconciliation of GAAP Diluted Weighted-Average Number of Shares to Non-GAAP Diluted Weighted-Average Number of Shares:
GAAP diluted weighted-average number of shares	36,229	33,606	35,866	32,200
Dilutive impact due to stock-based compensation	330	580	491	1,394
Non-GAAP diluted weighted-average number of shares	36,559	34,186	36,357	33,594

Gigamon Inc.
Reconciliation of GAAP to Non-GAAP Consolidated Statements of Operations
For the Three months and Fiscal Year Ended December 26, 2015 and December 27, 2014
(In thousands, except per share amounts and percentages)
(unaudited)

	Three Months Ended						Fiscal Year Ended
	December 26, 2015			December 27, 2014			December 26, 2015			December 27, 2014
	As Reported	Adjustments	Non-GAAP	As Reported	Adjustments	Non-GAAP	As Reported	Adjustments	Non-GAAP	As Reported	Adjustments	Non-GAAP
Revenue:
Product	$47,051	$—	$47,051	$36,790	$—	$36,790	$152,734	$—	$152,734	$105,594	$—	$105,594
Service	19,973	—	$19,973	14,461	—	$14,461	69,241	—	$69,241	51,536	—	$51,536
Total revenue	67,024	—	67,024	51,251	—	51,251	221,975	—	221,975	157,130	—	157,130
Cost of revenue:
Product (1)	10,262	(267)	9,995	10,319	(130)	10,189	38,878	(1,338)	37,540	31,001	(959)	30,042
Service (1)	1,669	(83)	1,586	1,722	(190)	1,532	6,917	(602)	6,315	6,447	(784)	5,663
	11,931	(350)	11,581	12,041	(320)	11,721	45,795	(1,940)	43,855	37,448	(1,743)	35,705
Gross profit	55,093	350	55,443	39,210	320	39,530	176,180	1,940	178,120	119,682	1,743	121,425
Product Gross Margin	78%		79%	72%		72%	75%		75%	71%		72%
Service Gross Margin	92%		92%	88%		89%	90%		91%	87%		89%
Total Gross Margin	82%		83%	77%		77%	79%		80%	76%		77%
Operating expenses:
Research and development (1)	13,171	(2,014)	11,157	10,922	(2,186)	8,736	49,571	(9,533)	40,038	42,806	(8,523)	34,283
Sales and marketing (1)	26,150	(1,769)	24,381	20,387	(1,934)	18,453	87,541	(9,792)	77,749	76,063	(8,433)	67,630
General and administrative (1)	7,788	(2,006)	5,782	5,015	(1,607)	3,408	27,459	(9,445)	18,014	20,683	(6,780)	13,903
Total operating expenses	47,109	(5,789)	41,320	36,324	(5,727)	30,597	164,571	(28,770)	135,801	139,552	(23,736)	115,816
Income (loss) from operations	7,984	6,139	14,123	2,886	6,047	8,933	11,609	30,710	42,319	(19,870)	25,479	5,609
Other income (expense):
Interest income	116	—	116	92	—	92	446	—	446	308	—	308
Other expense, net	(119)	—	(119)	(31)	—	(31)	(191)	—	(191)	(94)	—	(94)
Income (loss) before income taxes	7,981	6,139	14,120	2,947	6,047	8,994	11,864	30,710	42,574	(19,656)	25,479	5,823
Income tax (expense) benefit (2) (3)	(5,418)	1,868	(3,550)	(41)	(2,811)	(2,852)	(5,678)	(7,913)	(13,591)	(21,134)	19,271	(1,863)
Net income (loss)	2,563	8,007	10,570	2,906	3,236	6,142	6,186	22,797	28,983	(40,790)	44,750	3,960
Net income (loss) per share attributable to common stockholders:
Basic	$0.07	$0.24	$0.31	$0.09	$0.10	$0.19	$0.18	$0.68	$0.86	$(1.27)	$1.39	$0.12
Diluted	$0.07	$0.22	$0.29	$0.09	$0.09	$0.18	$0.17	$0.63	$0.80	$(1.27)	$1.39	$0.12
Weighted-average number of shares used in per share amounts:
Basic	34,252	—	34,252	32,746	—	32,746	33,618	—	33,618	32,200	—	32,200
Diluted	36,229	330	36,559	33,606	580	34,186	35,866	491	36,357	32,200	1,394	33,594
Notes:

1.	Includes stock-based compensation expense and related payroll taxes in the three months and fiscal years ended December 26, 2015 and December 27, 2014.

2.	Includes income tax effect of non-GAAP adjustments in the three months and fiscal years ended December 26, 2015 and December 27, 2014.

3.	Amount for the fiscal year ended December 27, 2014 includes establishment of valuation allowance against the deferred tax asset.